                                                                    Exhibit 23.2

                 CONSENT OF INDEPENDENT REGISTERED CERTIFIED
                              PUBLIC ACCOUNTANTS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 20, 2004, with respect to the financial statements of Bonita Bay Holdings, Inc. in the Registration Statement
(Form S-1) and related Prospectus of Prestige Brands Holdings, Inc. for the registration of $920,000,000 Income Deposit Securities.

                                                  /s/ Ernst & Young LLP

Tampa, Florida
July 21, 2004